UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2003

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 Porter Drive, Palo Alto, CA (Address of principal executive offices)	94304 (Zip Code)

Registrant’s telephone number, including area code: (650) 845-7700

750 Gateway Boulevard

South San Francisco, CA 94080

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

On March 27, 2003, Telik, Inc. announced the initiation of a randomized, controlled Phase 3 registration trial of TLK286 administered as a single agent in ovarian cancer patients whose disease has progressed following platinum-based chemotherapy and one second-line treatment. A copy of the press release with respect to this matter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Form Financial Information and Exhibits

(c)    Exhibits

Number	Description

99.1	Press Release entitled “Telik Initiates Phase 3 Registration Trial of TLK286 in Ovarian Cancer Patients,” dated March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC

Date: March 27, 2003	/s/ CYNTHIA M. BUTITTA Cynthia M. Butitta, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “Telik Initiates Phase 3 Registration Trial of TLK286 in Ovarian Cancer Patients,” dated March 27, 2003.